UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2017 (March 14, 2017)

TWINLAB CONSOLIDATED HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55181	46-3951742
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

4800 T-Rex Avenue, Suite 305, Boca Raton, FL	33431
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (561) 443-5301

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01        Entry into a Material Definitive Agreement.

On March 14, 2017, Twinlab Consolidated Holdings, Inc. (the “Company”) issued an Unsecured Promissory Note in favor of Golisano Holdings LLC, a New York limited liability company (“Golisano LLC”), pursuant to which Golisano LLC will loan the Company a principal amount of $3,266,664(the “Golisano Note”). The Golisano Note matures on December 30, 2019. Interest on the outstanding principal accrues at a rate of 8.5% per year. The principal of the Golisano Note is payable at maturity.

The Golisano Note provides that the Company issue into escrow in the name of Golisano LLC a warrant to purchase an aggregate of 1,484,847 shares of the company’s common stock, par value $.001 per share (the “Common Stock”), at an exercise price of $.01 per share (the “Golisano Warrant”).

The Golisano Warrant will not be released from escrow or be exercisable unless and until the Company fails to pay Golisano LLC the entire unamortized principal amount of the Golisano Note and any accrued and unpaid interest thereon as of December 30, 2019 or such earlier date as is required pursuant to an Acceleration Notice (as defined in the Golisano Note).

The Company has reserved 1,484,847 shares of Common Stock for issuance under the Golisano Warrant. The Golisano Warrant, if exercisable, expires on March 14, 2023.

The Golisano Warrant is also subject to customary adjustments upon any recapitalization, capital reorganization or reclassification, consolidation, merger or transfer of all or substantially all of the assets of the Company.

The Company and Golisano LLC previously entered into a Registration Rights Agreement, dated as of October 5, 2015 (the “Registration Rights Agreement”), granting Golisano LLC certain registration rights for certain shares of Common Stock. The shares of Common Stock issuable pursuant to the Golisano Warrant are also entitled to the benefits of the Registration Rights Agreement.

As previously reported by the Company in the Company’s Current Reports on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 3, 2016, March 25, 2016 and July 27, 2016, respectively, the Company issued an Unsecured Promissory Note to Golisano LLC, dated January 28, 2016 (the “First Golisano Note”), an Unsecured Promissory Note to Golisano LLC, dated March 21, 2016 (the “Second Golisano Note”), an Unsecured Delayed Draw Promissory Note to Golisano LLC, dated July 21, 2016 (the “Third Golisano Note”) and an Unsecured Promissory Note to Golisano LLC, dated December 30, 2016 (the “Fourth Golisano Note”). In connection with the issuance of the Golisano Note, on March 14, 2017, the Company and Golisano LLC entered into an Amendment No. 5 to Unsecured Promissory Note amending the terms of the First Golisano Note (“Golisano Amendment No. 5”), an Amendment No. 4 to Unsecured Promissory Note amending the terms of the Second Golisano Note (“Golisano Amendment No. 34”), an Amendment No. 2 to Unsecured Delayed Draw Promissory Note amending the terms of the Third Golisano Note (“Golisano Amendment No.2”) and an Amendment No. 1 to Unsecured Promissory Note amending the terms of the Fourth Golisano Note to make reference in the cross default and pari passu provisions to the Golisano Note.

The forgoing descriptions of the (i) Golisano Note and the (ii) Golisano Warrant are qualified in their entirety by reference to the full text of such documents, which documents are exhibits to this Report. The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the full text of such document, which document was filed by the Company in a Current Report on Form 8-K filed with the SEC on October 8, 2016 and is hereby incorporated by reference herein.

Item 2.03       Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

(a)                The information set forth in Item 1.01 regarding the Golisano Note is hereby incorporated by reference in answer to Item 2.03(a).

Item 3.02       Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 regarding the Golisano Warrant is hereby incorporated by reference in answer to Item 3.02.

The Company issued the above-referenced Golisano Warrant to Golisano LLC in reliance upon the exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), for private offerings not involving a public distribution. The Company believes that the issuance of the Golisano Warrant is exempt from the registration and prospectus delivery requirements of the Securities Act by virtue of Section 4(a)(2) of the Securities Act. The Golisano Warrant was issued directly by the Company and did not involve a public offering or general solicitation. Golisano LLC was afforded an opportunity for effective access to the files and records of the Company that contained the relevant information needed to make its investment decision, including the Company’s financial statements and periodic reports under the Securities Exchange Act of 1934, as amended. The Company reasonably believed that Golisano LLC immediately prior to the issuance of the above-referenced Golisano Warrant had such knowledge and experience in the Company’s financial and business matters that it was capable of evaluating the merits and risks of its investment. Golisano LLC had the opportunity to speak with the Company’s management on several occasions prior to its investment decision. There were no commissions paid on the issuance of the above-referenced Golisano Warrant.

Item 9.01       Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 10.92

Registration Rights Agreement, dated as of October 5, 2015, by and between Twinlab Consolidated Holdings, Inc. and Golisano Holdings LLC (filed as an Exhibit to the Company's Current Report on Form 8-K filed with the SEC on October 8, 2015 and hereby incorporated by reference herein).

Exhibit 10.112

Unsecured Promissory Note, dated January 28, 2016, issued by Twinlab Consolidated Holdings, Inc. in favor of Golisano Holdings LLC (filed as an Exhibit to the Company's Current Report on Form 8-K filed with the SEC on February 3, 2016 and hereby incorporated by reference herein).

Exhibit 10.113

Warrant, dated January 28, 2016, by and between Twinlab Consolidated Holdings, Inc. and Golisano Holdings LLC (filed as an Exhibit to the Company's Current Report on Form 8-K filed with the SEC on February 3, 2016 and hereby incorporated by reference herein).

Exhibit 10.119

Unsecured Promissory Note, dated March 21, 2016, issued by Twinlab Consolidated Holdings, Inc. in favor of Golisano Holdings LLC (filed as an Exhibit to the Company's Current Report on Form 8-K filed with the SEC on March 25, 2016 and hereby incorporated by reference herein).

Exhibit 10.120

Warrant, dated March 21, 2016, by and between Twinlab Consolidated Holdings, Inc. and Golisano Holdings LLC (filed as an Exhibit to the Company's Current Report on Form 8-K filed with the SEC on March 25, 2016 and hereby incorporated by reference herein).

Exhibit 10.135

Unsecured Delayed Draw Promissory Note, dated July 21, 2016, issued by Twinlab Consolidated Holdings, Inc. in favor of Golisano Holdings LLC. (filed as an Exhibit to the Company's Current Report on Form 8-K filed with the SEC on July 27, 2016 and hereby incorporated by reference herein).

Exhibit 10.136

Warrant, dated July 21, 2016, by and between Twinlab Consolidated Holdings, Inc. and Golisano Holdings LLC. (filed as an Exhibit to the Company's Current Report on Form 8-K filed with the SEC on July 27, 2016 and hereby incorporated by reference herein).

Exhibit 10.144

Unsecured Promissory Note, dated December 30, 2016, issued by Twinlab Consolidated Holdings, Inc. in favor of Golisano Holdings LLC. (filed as an Exhibit to the Company's Current Report on Form 8-K filed with the SEC on January 6, 2017 and hereby incorporated by reference herein).

Exhibit 10.145

Warrant, dated December 30, 2016, by and between Twinlab Consolidated Holdings, Inc. and Golisano Holdings LLC. (filed as an Exhibit to the Company's Current Report on Form 8-K filed with the SEC on January 6, 2017 and hereby incorporated by reference herein).

Exhibit 10.146	Unsecured Promissory Note, dated March 14, 2017, issued by Twinlab Consolidated Holdings, Inc. in favor of Golisano Holdings LLC.

Exhibit 10.147	Warrant, dated March 14, 2017, by and between Twinlab Consolidated Holdings, Inc. and Golisano Holdings LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 17, 2017	TWINLAB CONSOLIDATED HOLDINGS, INC.

	By:	/s/ Mary L. Marbach
Mary L. Marbach
Chief Legal Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 10.146	Unsecured Promissory Note, dated March 14, 2017, issued by Twinlab Consolidated Holdings, Inc. in favor of Golisano Holdings LLC.
Exhibit 10.147	Warrant, dated March 14, 2017, by and between Twinlab Consolidated Holdings, Inc. and Golisano Holdings LLC.